EXHIBIT 3.1

Prescribed by J. Kenneth Blackwell

Please obtain fee amount and mailing instructions from the Forms Inventory List (using the 3 digit form # located at the bottom of this Form). To obtain the Forms Inventory List or for assistance, please call Customer S Central Ohio: (614)-466-3910 Toll Free: 1-877-SOS-FILE (1-877-767-3453)

Expedite this form ____ Yes

ARTICLES OF ORGANIZATION
(Under Section 1705.04 of the Ohio Revised Code)
Limited Liability Company

The undersigned, desiring to form a limited liability Company, under Chapter 1705 of the Ohio revised Code, do hereby state the following:

FIRST:          The name of said limited liability company shall be:

                       Allegheny Communications Connect of Ohio, LLC

SECOND:      This limited liability company shall exist for a period of:     perpetual

THIRD:          The address to which interested persons may direct requests for copies of any operating agreement and any bylaws of this limited liability company is:

                    Gary A. Jack, 1310 Fairmont Avenue

                               (street address or post office box)
                                        Fairmont                                        WV                                        26554
                            (city, village, or township)                           (state)                                     (zip code)

[ ] Please check this box if additional provisions are attached hereto provisions attached hereto are incorporated herein and made a part of these articles of organization.

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J. Kenneth Blackwell Secretary of State

FOURTH: Purpose (optional)

Applicant will be engaged in the business of providing telecommunications service, information services, and like services and products and/or services and products related or incidental thereto.

IN WITNESS WHEREOF, we have hereunto subscribed our names on     _____________
                                                                                                                               (date)

Signed /s/ Gary A. Jack Name: Gary A. Jack	Signed ____________________________ Name: ____________________________
Signed ____________________________ Name: ____________________________	Signed ____________________________ Name: ____________________________
Signed ____________________________ Name: ____________________________	Signed ____________________________ Name: ____________________________
Signed ____________________________ Name: ____________________________	Signed ____________________________ Name: ____________________________
Signed ____________________________ Name: ____________________________	Signed ____________________________ Name: ____________________________
(If insufficient space for all signatures, please attach a separate sheet containing additional signatures)

115-LCA                                                                    Page 2 of 4                                                       Version 7/15/99
J. Kenneth Blackwell Secretary of State

Prescirbed by: J. Kenneth Blackwell Secretary of State 30 East Broad St. 14th Floor Columbus, OH 43266-0418

ORIGINAL APPOINTMENT OF AGENT (for limited liability company)

          The undersigned being at least a majority of the members of Allegheny Communication Connect of Ohio, LLC, hereby appoint Daniel R. Friend to be the agent upon whom any process, notice or demand required                                (name of agent)

or permitted by statute to be served upon the limited liability company may be served. The complete address of the agent is:

                             101 Greene Street

                             (street address P.O. Boxes are not acceptable)

                             Marietta,                              Ohio                              45750
                             (city, village, township)                                                   (zip)

By: /s/ Gary A. Jack Name: Gary A. Jack	By: ______________________________ (authorized member, manager, or representative) Name: ____________________________
By: ______________________________ (authorized member, manager, or representative) Name: ____________________________	By: ______________________________ (authorized member, manager, or representative) Name: ____________________________
By: ______________________________ (authorized member, manager, or representative) Name: ____________________________	By: ______________________________ (authorized member, manager, or representative) Name: ____________________________

ACCEPTANCE OF APPOINTMENT

The undersigned, named herein as the statutory agent for Allegheny Communications Connect of Ohio, LLC hereby acknowledges and accepts the appointment of agent for said limited liability Company.

                                                                                     /s/ Daniel R. Friend

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